SUP-0148-0719

SANFORD C. BERNSTEIN FUND, INC.

-AB International Portfolio

(the “Portfolio”)

Supplement dated July 9, 2019 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated January 28, 2019, as supplemented to date, of the Portfolio, offering Class A, Class B, Class C and Class Z shares of the Portfolio.

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Effective July 8, 2019, Class B shares of the Portfolio are no longer offered. All references to Class B shares in the Portfolio’s Prospectus, Summary Prospectus and SAI are hereby removed.

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This Supplement should be read in conjunction with the Prospectus and SAI for the Portfolio.

You should retain this Supplement with your Prospectus and SAI for future reference.

The [A/B] Logo is a service mark of AB and AB® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0148-0719